SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 26, 2002


                              Wells Financial Corp.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




             Minnesota                    0-25342               41-1799504
     ----------------------------     --------------     -----------------------
     (State or other jurisdiction     (SEC File No.)          (IRS Employer
           of incorporation)                             Identification  Number)


53 First Street, S.W., Wells, Minnesota                            56097
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (507) 553-3151
                                                               --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         A copy of a press release issued July 26, 2002 by the Registrant announcing that the Registrant revised its second quarter earnings previously released for the three and six-month periods ended June 30, 2002 is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99 -- Press Release dated July 26, 2002.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                Wells Financial Corp.





Date:    July 29, 2002          By:      /s/Lonnie R. Trasamar
                                         --------------------------------------
                                         Lonnie R. Trasamar
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)